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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): April 18, 2006

                Residential Asset Securitization Trust 2006-A2
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-127556-24

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

                 Delaware                                    95-4791925
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      (State or Other Jurisdiction                        (I.R.S. Employer
    of Incorporation of the depositor)                   Identification No.)

               155 North Lake Avenue
               Pasadena, California                             91101
         -------------------------------                 -------------------
               (Address of Principal                         (Zip Code)
                 Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
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Characteristics of final mortgage pool
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     The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all supplemental mortgage loans during the funding period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


Section 9.   Financial Statements and Exhibits.
             ---------------------------------
       Item 9.01.

       (a)   Financial statements of business acquired.

             Not applicable

       (b)   Pro forma financial information.

             Not applicable.

       (c)   Shell Company Transactions.

             Not applicable

       (d)   Exhibits:

       99.1  Characteristics of final mortgage pool

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INDYMAC MBS, INC.



                                             By:  /s/ Victor H. Woodworth
                                                  -----------------------
                                                  Victor H. Woodworth
                                                  Vice President



Dated: April 24, 2006

                                 Exhibit Index

Exhibit
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99.1           Characteristics of final mortgage pool